Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
03/25/2021	3130ALUF9	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/30/2021	1.000%	$50,000,000
03/25/2021	3130ALUK8	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	09/30/2021	0.500%	$65,000,000
03/25/2021	3130ALUM4	04/21/2021	04/21/2026	10/21/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/21/2022	0.980%	$19,000,000
03/25/2021	3130ALUN2	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	09/30/2021	0.500%	$15,000,000
03/25/2021	3130ALUQ5	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	03/30/2022	0.300%	$15,000,000
03/25/2021	3130ALUT9	04/15/2021	04/15/2024	10/15/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	07/15/2021	0.125%	$20,000,000
03/25/2021	3130ALUW2	04/16/2021	04/16/2031	10/16/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	07/16/2021	1.250%	$15,000,000
03/25/2021	3130ALUZ5	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	09/30/2021	0.450%	$20,000,000
03/25/2021	3130ALV27	04/14/2021	04/14/2031	10/14/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	10/14/2021	1.000%	$15,000,000
03/25/2021	3130ALV50	04/14/2021	04/14/2031	10/14/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	10/14/2021	1.500%	$25,000,000
03/26/2021	3130ALTJ3	04/08/2021	04/08/2024	10/08/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/08/2021	0.375%	$75,000,000
03/26/2021	3130ALUQ5	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	03/30/2022	0.300%	$15,000,000
03/26/2021	3130ALUZ5	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	09/30/2021	0.450%	$10,000,000
03/26/2021	3130ALV68	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/30/2021	1.030%	$75,000,000
03/26/2021	3130ALV84	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	09/30/2022	0.550%	$45,000,000
03/26/2021	3130ALV92	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Step Up	03/30/2022	0.500%	$45,000,000
03/26/2021	3130ALVA9	04/14/2021	04/14/2031	10/14/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	10/14/2021	1.050%	$15,000,000
03/26/2021	3130ALVD3	04/13/2021	04/13/2028	10/13/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	10/13/2021	1.000%	$15,000,000

03/26/2021	3130ALVH4	04/09/2021	10/09/2025	10/09/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/09/2021	0.850%	$20,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.